Exhibit 99.1

Registered number: 06999250

Accutronics Limited

Directors’ report and financial statements

for the year ended 31 August 2015

Accutronics Limited

Company Information

Directors	R A Phillips J B Grenfell M Allen

Registered number	06999250

Registered office	Unit 20 Loomer Road Chesterton Newcastle-under-Lyme Staffordshire ST5 7LB

Independent auditors	Dains LLP 15 Colmore Row Birmingham B3 2BH

Accutronics Limited

Contents

Page

Strategic report	1

Directors’ report	2 - 3

Independent auditors’ report	4 - 5

Profit and loss account	6

Balance sheet	7

Cash flow statement	8

Notes to the financial statements	9 - 18

Detailed profit and loss account and summaries	19 - 21

Accutronics Limited

Strategic report

for the year ended 31 August 2015

Principal activity

The principal activity of the company in the year continued to be that of a developer and manufacturer of custom rechargeable batteries for professional applications.

Business review

The Directors are pleased to report another successful year for the company. This was a year that saw a high level of activity in new product development, but still yielded a turnover of £8.56 million and operating profit was £737k, a significant improvement on the prior year. Our liquidity remains strong and the company continues to have the appropriate headroom to enable it to move forward into the coming year and continue to execute the strategic growth plans established for Accutronics Limited.

We have made progress in expanding our customer base and expect this to continue in the coming year. We are pleased with the new customer relationships we have forged over the last year and will continue to build ever stronger relationships with existing customers. This continues to strengthen yet further the business and allows us to continue to focus on delivering the latest battery technology to OEMs worldwide in a range of professional markets including Medical and specialist electronics markets.

The continued strong investment in New Product Development and R & D continues to enhance our own ready for market platform, Entellion. This, along with our innovative approach to unique bespoke battery solutions, our focus on quality and our excellent levels of customer service, continue to ensure that we deliver for all our stakeholders.

Principal risks and uncertainties

The company’s operations expose it to a variety of financial risks including, principally, currency risk which it seeks to mitigate where possible.

Currency risk

The company has exposure to currency fluctuations in both the Euro and US Dollar but have appropriate policies and instruments in place to monitor and control this potential exposure.

Financial key performance indicators

The Gross margin for the year is 32.6% (2014 - 30.4%) and is deemed appropriate for the business given its required infrastructure and its need to invest in R & D.

Its Operating Profit margin is 8.7% (2014 - 4.4%), again acceptable given the R & D investment currently being made.

Other key performance indicators

Headcount, at 75 FTE, remains appropriate given the current order book and requirements.

This report was approved by the board on 11 November 2015 and signed on its behalf.

R A Phillips

Director

Accutronics Limited

Directors’ report

for the year ended 31 August 2015

The directors present their report and the financial statements for the year ended 31 August 2015.

Directors

The directors who served during the year were:

R A Phillips

J B Grenfell

M Allen

Directors’ responsibilities statement

The directors are responsible for preparing the Directors’ report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgments and accounting estimates that are reasonable and prudent;

•	state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors are responsible for the maintenance and integrity of the corporate and financial information included on the company’s website. Legislation in the United Kingdom governing the preparation and dissemination of financial statements and other information included in Directors’ reports may differ from legislation in other jurisdictions.

Results

The profit for the year, after taxation, amounted to £630,643 (2014 - £311,974).

Accutronics Limited

Directors’ report

for the year ended 31 August 2015

Provision of information to auditors

Each of the persons who are directors at the time when this Directors’ report is approved has confirmed that:

•	so far as that director is aware, there is no relevant audit information of which the company’s auditors are unaware, and

•	that director has taken all the steps that ought to have been taken as a director in order to be aware of any information needed by the company’s auditors in connection with preparing their report and to establish that the company’s auditors are aware of that information.

Auditors

The auditors, Dains LLP, will be proposed for reappointment in accordance with section 485 of the Companies Act 2006.

This report was approved by the board on 11 November 2015 and signed on its behalf.

R A Phillips

Director

Accutronics Limited

Independent auditors’ report to the members of Accutronics Limited

We have audited the financial statements of Accutronics Limited for the year ended 31 August 2015, which comprise the profit and loss account, the balance sheet and the related notes. The financial reporting framework that has been applied in their preparation is applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an Auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As explained more fully in the Directors’ responsibilities statement, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Strategic report and the Directors’ report to identify material inconsistencies with the audited financial statements and to identify any information that is apparently materially incorrect based on, or materially inconsistent with, the knowledge acquired by us in the course of performing the audit. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion on financial statements

In our opinion the financial statements:

•	give a true and fair view of the state of the company’s affairs as at 31 August 2015 and of its profit for the year then ended;

•	have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice; and

•	have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006

In our opinion the information given in the Strategic report and the Directors’ report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Accutronics Limited

Independent auditors’ report to the members of Accutronics Limited

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

•	adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

•	the financial statements are not in agreement with the accounting records and returns; or

•	certain disclosures of directors’ remuneration specified by law are not made; or

•	we have not received all the information and explanations we require for our audit.

Mark Hargate FCA (Senior statutory auditor)

for and on behalf of

Dains LLP

Statutory Auditor

Chartered Accountants

Birmingham

11 November 2015

Accutronics Limited

Profit and loss account

for the year ended 31 August 2015

		2015	2014
	Note	£	£
Turnover	1	8,562,211	7,533,916
Cost of sales		(5,770,594)	(5,240,414)

Gross profit		2,791,617	2,293,502
Selling and distribution expenses		(93,387)	(93,622)
Administrative expenses		(1,960,751)	(1,871,635)

Operating profit	3	737,479	328,245
Interest payable and similar charges	6	(37,873)	(21,443)

Profit on ordinary activities before taxation		699,606	306,802
Tax on profit on ordinary activities	7	(68,963)	5,172

Profit for the financial year	15	630,643	311,974

All amounts relate to continuing operations.

There were no recognised gains and losses for 2015 or 2014 other than those included in the profit and loss account.

The notes on pages 9 to 18 form part of these financial statements.

Accutronics Limited

Registered number: 06999250

Balance sheet

as at 31 August 2015

			2015		2014
	Note	£	£	£	£
Fixed assets
Tangible assets	8		279,483		232,493

Current assets
Stocks	9	1,474,624		1,292,167
Debtors	10	1,672,652		1,299,015
Cash at bank and in hand		824,633		239,327

		3,971,909		2,830,509
Creditors: amounts falling due within one year	11	(2,075,763)		(1,242,816)

Net current assets			1,896,146		1,587,693

Total assets less current liabilities			2,175,629		1,820,186
Creditors: amounts falling due after more than one year	12		(59,843)		(173,609)
Provisions for liabilities
Deferred tax	13		(50,991)		(29,522)

Net assets			2,064,795		1,617,055

Capital and reserves
Called up share capital	14		254,453		250,000
Profit and loss account	15		1,810,342		1,367,055

Shareholders’ funds	16		2,064,795		1,617,055

The financial statements were approved and authorised for issue by the board and were signed on its behalf on 11 November 2015.

R A Phillips

Director

The notes on pages 9 to 18 form part of these financial statements.

Accutronics Limited

Cash flow statement

for the year ended 31 August 2015

		2015	2014
	Note	£	£
Net cash flow from operating activities	18	182,208	72,035
Returns on investments and servicing of finance	19	(37,873)	(21,443)
Taxation		4,480	(4,480)
Capital expenditure and financial investment	19	(141,304)	(162,734)
Equity dividends paid		(100,000)	(22,899)

Cash outflow before financing		(92,489)	(139,521)
Financing	19	(7,844)	11,113

Decrease in cash in the year		(100,333)	(128,408)

Reconciliation of net cash flow to movement in net funds/debt for the year ended 31 August 2015

	2015	2014
	£	£
Decrease in cash in the year	(100,333)	(128,408)
Cash outflow from decrease in debt and lease financing	7,844	(11,113)

Movement in net debt in the year	(92,489)	(139,521)
Net funds at 1 September 2014	88,367	227,888

Net (debt)/funds at 31 August 2015	(4,122)	88,367

The notes on pages 9 to 18 form part of these financial statements.

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

1.	Accounting policies

1.1	Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

1.2	Turnover

Turnover comprises revenue recognised by the company in respect of goods supplied, exclusive of Value Added Tax and trade discounts. Turnover is recognised when goods are despatched to customers.

1.3	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Leasehold improvements	-		Over the term of the lease
Plant and machinery	-	20%	straight line
Furniture, fittings and equipment	-	33%	straight line

1.4	Operating leases

Rentals under operating leases are charged to the profit and loss account on a straight line basis over the lease term.

1.5	Stocks and work in progress

Stocks and work in progress are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow-moving stocks. Cost includes an appropriate proportion of labour and overheads.

1.6	Deferred taxation

Full provision is made for deferred tax assets and liabilities arising from all timing differences between the recognition of gains and losses in the financial statements and recognition in the tax computation.

A net deferred tax asset is recognised only if it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax assets and liabilities are calculated at the tax rates expected to be effective at the time the timing differences are expected to reverse.

Deferred tax assets and liabilities are not discounted.

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

1.	Accounting policies (continued)

1.7	Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling at the start of the month in which the transaction occurs.

Exchange gains and losses are recognised in the profit and loss account.

1.8	Research and development

Research expenditure is written off in the year in which it is incurred.

Development costs not considered to meet the criteria for capitalisation as intangible fixed assets are written off in the year of expenditure.

1.9	Pensions

The company contributes to the personal pension plans of a number of employees. The profit and loss account charge in the year represents the amounts contributed to these schemes in the year.

2.	Turnover

The whole of the turnover is attributable to the company’s principal activity.

A geographical analysis of turnover is as follows:

	2015 £	2014 £
United Kingdom	449,560	371,795
Rest of European Union	7,526,596	6,637,531
Rest of world	586,055	524,590

	8,562,211	7,533,916

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

3.	Operating profit

The operating profit is stated after charging/(crediting):

	2015 £	2014 £
Depreciation of tangible fixed assets:
- owned by the company	94,314	86,672
Auditors’ remuneration	9,500	9,200
Auditors’ remuneration - non-audit	4,840	3,250
Operating lease rentals:
- plant and machinery	16,108	14,566
- other operating leases	55,000	55,000
Difference on foreign exchange	82,102	153,341
Development work	115,702	113,108

4.	Staff costs

Staff costs, including directors’ remuneration, were as follows:

	2015 £	2014 £
Wages and salaries	1,759,668	1,664,750
Social security costs	158,127	157,282
Other pension costs	52,544	44,960

	1,970,339	1,866,992

The average monthly number of employees, including the directors, during the year was as follows:

	2015 No.	2014 No.
Production	46	39
Directors	2	2
Engineers	10	12
Sales	5	5
Administration and support	13	11

	76	69

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

5.	Directors’ remuneration

	2015 £	2014 £
Remuneration	171,946	163,959

Company pension contributions to defined contribution pension schemes	6,411	6,361

During the year retirement benefits were accruing to 1 director (2014 - 1) in respect of defined contribution pension schemes.

6.	Interest payable

	2015 £	2014 £
On bank loans and overdrafts	28,818	13,750
Other interest payable	9,055	7,693

	37,873	21,443

7.	Taxation

	2015 £	2014 £
Analysis of tax charge/(credit) in the year

Current tax (see note below)
UK corporation tax charge on profit for the year	47,495	—
Adjustments in respect of prior periods	(1)	(4,356)

Total current tax	47,494	(4,356)

Deferred tax

Origination and reversal of timing differences	21,469	628
Effect of changes in tax rates	—	(1,444)

Total deferred tax (see note 13)	21,469	(816)

Tax on profit on ordinary activities	68,963	(5,172)

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

7.	Taxation (continued)

Factors affecting tax charge for the year

The tax assessed for the year is lower than (2014 - lower than) the standard rate of corporation tax in the UK of 20% (2014 - 20%). The differences are explained below:

	2015	2014
	£	£
Profit on ordinary activities before tax	699,606	306,802

Profit on ordinary activities multiplied by standard rate of corporation tax in the UK of 20% (2014 - 20%)	139,921	61,360

Effects of:

Expenses not deductible for tax purposes, other than goodwill amortisation and impairment	2,359	1,760
Capital allowances for year in excess of depreciation	(8,272)	(14,164)
Utilisation of tax losses	(13,719)	—
Adjustments to tax charge in respect of prior periods	(1)	(4,356)
Short term timing difference leading to an increase in taxation	297	43
Research and development claim leading to a decrease in the tax charge	(69,982)	(66,973)
Unrelieved tax losses carried forward	—	17,974
Other differences leading to a decrease in the tax charge	(3,109)	—

Current tax charge/(credit) for the year (see note above)	47,494	(4,356)

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

8.	Tangible fixed assets

	Leasehold improvements £	Plant and machinery £	Furniture, fittings and equipment £	Total £
Cost
At 1 September 2014	—	198,039	243,687	441,726
Additions	42,718	62,019	36,567	141,304

At 31 August 2015	42,718	260,058	280,254	583,030

Depreciation
At 1 September 2014	—	41,369	167,864	209,233
Charge for the year	6,040	41,579	46,695	94,314

At 31 August 2015	6,040	82,948	214,559	303,547

Net book value
At 31 August 2015	36,678	177,110	65,695	279,483

At 31 August 2014	—	156,670	75,823	232,493

9.	Stocks

	2015 £	2014 £
Raw materials	673,305	742,454
Work in progress	418,763	203,137
Finished goods and goods for resale	382,556	346,576

	1,474,624	1,292,167

10.	Debtors

	2015 £	2014 £
Trade debtors	963,749	964,116
Other debtors	589,815	232,252
Prepayments and accrued income	119,088	98,168
Tax recoverable	—	4,479

	1,672,652	1,299,015

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

11.	Creditors:

Amounts falling due within one year

	2015	2014
	£	£
Bank loans and overdrafts	825,486	139,847
Trade creditors	649,283	602,845
Corporation tax	47,495	—
Social security and other taxes	36,959	39,865
Other creditors	187,095	192,269
Accruals and deferred income	329,445	267,990

	2,075,763	1,242,816

Included within accruals and deferred income at the year end are preferential dividends payable of £110,255 (2014 - £22,899).

12.	Creditors:

Amounts falling due after more than one year

	2015	2014
	£	£
Other loan	3,269	11,113
Other creditors	56,574	162,496

	59,843	173,609

13.	Deferred taxation

	2015	2014
	£	£
At beginning of year	29,522	30,338
Released during year	21,469	(816)

At end of year	50,991	29,522

The provision for deferred taxation is made up as follows:

	2015	2014
	£	£
Accelerated capital allowances	51,944	43,673
Tax losses carried forward	—	(13,494)
Other timing differences	(953)	(657)

	50,991	29,522

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

14.	Share capital

	2015	2014
	£	£
Allotted, called up and fully paid
179,453 (2014 - 175,000) Ordinary shares of £1 each	179,453	175,000
75,000- ‘A’ Ordinary shares of £1 each	75,000	75,000

	254,453	250,000

On 11 May 2015 the company issued and allotted 4,453 Ordinary shares of £1 each, at par.

The ‘A’ Ordinary shares shall be a separate class of shares for the purpose of paying dividends or other distributions but, in all other respects, shall rank pari passu with the Ordinary shares.

15.	Reserves

Profit and loss account
£
At 1 September 2014	1,367,055
Profit for the financial year	630,643
Dividends on equity capital	(187,356)

At 31 August 2015	1,810,342

16.	Reconciliation of movement in shareholders’ funds

	2015	2014
	£	£
Opening shareholders’ funds	1,617,055	1,327,980
Profit for the financial year	630,643	311,974
Dividends (Note 17)	(187,356)	(22,899)
Shares issued during the year	4,453	—

Closing shareholders’ funds	2,064,795	1,617,055

17.	Dividends

	2015	2014
	£	£
Dividends paid on equity capital	187,356	22,899

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

18.	Net cash flow from operating activities

	2015	2014
	£	£
Operating profit	737,479	328,245
Depreciation of tangible fixed assets	94,314	86,672
Non cash consideration for issue of ordinary shares	4,453	—
Profit on disposal of tangible fixed assets	—	(150)
(Increase)/decrease in stocks	(182,457)	21,044
(Increase)/decrease in debtors	(378,116)	13,822
Decrease in creditors	(93,465)	(377,598)

Net cash inflow from operating activities	182,208	72,035

19.	Analysis of cash flows for headings netted in cash flow statement

	2015	2014
	£	£
Returns on investments and servicing of finance
Interest paid	(37,873)	(21,443)

	2015	2014
	£	£
Capital expenditure and financial investment
Purchase of tangible fixed assets	(141,304)	(162,884)
Sale of tangible fixed assets	—	150

Net cash outflow from capital expenditure	(141,304)	(162,734)

	2015	2014
	£	£
Financing
Other new loans	—	11,113
Repayment of other loans	(7,844)	—

Net cash (outflow)/inflow from financing	(7,844)	11,113

Accutronics Limited

Notes to the financial statements

for the year ended 31 August 2015

20.	Analysis of changes in net funds

	1 September 2014	Cash flow	Other non-cash changes	31 August 2015
	£	£	£	£
Cash at bank and in hand	239,327	585,306	—	824,633
Bank overdraft	(139,847)	(685,639)	—	(825,486)

	99,480	(100,333)	—	(853)
Debt:
Debts due within one year	—	7,844	(7,844)	—
Debts falling due after more than one year	(11,113)	—	7,844	(3,269)

Net funds	88,367	(92,489)	—	(4,122)

21.	Pension commitments

The company contributes to the personal pension plans of a number of employees. The charge in the year represents the amounts contributed to these schemes in the year. Contributions for the year amounted to £37,533 (2014 - £32,621). Included in creditors are contributions totalling £9,192 (2014 - £6,566) which were payable to the funds at the balance sheet date.

22.	Operating lease commitments

At 31 August 2015 the company had annual commitments under non-cancellable operating leases as follows:

	Land and buildings			Other
	2015	2014	2015	2014
	£	£	£	£
Expiry date:
Within 1 year	55,000	45,000	7,491	—
Between 2 and 5 years	—	10,000	6,488	19,329

23.	Related party transactions

During the year R A Phillips, a director of the company, was paid an interim dividend of £20,000 (2014 - £Nil).

24.	Controlling party

In the opinion of the directors there is no one ultimate controlling party.

Accutronics Limited

Detailed trading and profit and loss account

for the year ended 31 August 2015

		2015	2014
	Page	£	£
Turnover	20	8,562,211	7,533,916
Cost of sales	20	(5,770,594)	(5,240,414)

Gross profit		2,791,617	2,293,502
Gross profit %			30.4%
Less: Overheads
Selling and distribution expenses	20	(93,387)	(93,622)
Administration expenses	20	(1,960,751)	(1,871,635)

Operating profit		737,479	328,245
Interest payable	21	(37,873)	(21,443)

Profit for the year		699,606	306,802

Accutronics Limited

Schedule to the detailed accounts

for the year ended 31 August 2015

	2015	2014
	£	£
Turnover
Sales - UK - assembled products	108,776	35,097
Sales - UK - non assembled products	190,434	267,398
Sales - EC - assembled products	6,254,012	5,901,856
Sales - EC - non assembled products	995,590	455,732
Sales - EC - NRE/Engineering income	276,994	279,943
Sales - Rest of world - assembled products	469,978	485,115
Sales - Rest of world - non assembled products	116,077	39,475
Other income - UK	150,350	69,300

	8,562,211	7,533,916

	2015	2014
	£	£
Cost of sales
Opening stocks	1,292,167	1,313,211
Closing stocks	(1,474,624)	(1,292,167)
Purchases	4,345,162	3,673,791
Wages and salaries	881,742	903,542
National insurance	69,872	74,486
Staff pension costs	15,010	12,338
Subcontract labour	9,498	28,210
Components and tooling	354,937	284,372
Carriage and import duty	230,806	204,024
Manufacturing overheads	46,024	38,607

	5,770,594	5,240,414

	2015	2014
	£	£
Selling and distribution expenses
Advertising and marketing	93,085	94,007
Bad debts	302	(385)

	93,387	93,622

Accutronics Limited

Schedule to the detailed accounts

for the year ended 31 August 2015

	2015	2014
	£	£
Administration expenses
Directors salaries	155,389	148,379
Directors pension costs	6,411	6,361
Staff salaries	722,538	612,829
Staff private health insurance	24,895	23,112
Staff national insurance	88,254	82,796
Staff pension costs	31,122	26,260
Reorganisation costs	—	189
Staff training	6,430	13,593
Other staff costs	4,453	—
Canteen	21,138	17,055
Motor running costs	32,319	36,435
Entertainment	298	—
Hotels, travel and subsistence	78,063	77,508
Consultancy	88,367	85,917
Printing, postage and stationery	11,229	16,538
Telephone and fax	34,354	35,572
Computer costs	74,391	55,902
Legal and professional	24,069	25,735
Auditors’ remuneration	9,500	9,200
Auditors’ remuneration - non-audit	4,840	3,250
Equipment leasing	16,108	14,566
Bank charges	15,758	13,857
Debt factoring charges	19,834	16,275
Difference on foreign exchange	82,102	153,341
Sundry expenses	42,738	42,194
Rent	55,000	55,000
Rates	29,360	30,304
Light and heat	19,566	16,703
Insurances	39,000	37,690
Repairs and maintenance	4,655	11,444
Depreciation on plant and machinery	41,579	23,761
Depreciation on furniture, fittings and equipment	52,736	62,911
Profit on sale of tangible assets	—	(150)
Development work	115,702	113,108
Recruitment costs	8,553	4,000

	1,960,751	1,871,635

	2015	2014
	£	£
Interest payable
Bank overdraft interest payable	28,818	13,750
Other interest	9,055	7,693

	37,873	21,443